Dear Shareholder:

The Victory Lakefront Fund Prospectus is being revised. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                                 Lakefront Fund

                         Supplement dated May 13, 1999
                      To the Prospectus dated March 1, 1999
                         As Supplemented March 29, 1999

On page 3, in the Risk/Return Summary, in the "Fund Expenses" section, replace the Annual Fund Operating Expenses table and the EXAMPLE with the following:

         The  Annual  Fund  Operating   Expenses  table  below  illustrates  the
         estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

    Annual Fund Operating Expenses                                   Class A
    ----------------------------------------------------------------------------
    Management Fees                                                  1.00%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                        0.00%
    ----------------------------------------------------------------------------
    Other Expenses(1)                                                5.45%
    ----------------------------------------------------------------------------
    Total Fund Operating Expenses                                    6.45%
                                                                     ----
    ----------------------------------------------------------------------------
    Fee Waiver and Expense Reimbursement                             (4.95%)
                                                                      ====
    ----------------------------------------------------------------------------
    Net Expenses(2)                                                  1.50%
                                                                     ====
    ----------------------------------------------------------------------------

     1.   Includes a shareholder servicing fee of 0.25%.

     2. The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses. The Adviser has agreed to waive its management fee and/or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses at a maximum of 1.50% until at least February 29, 2000, and at a maximum of 2.00% from March 1, 2000 to February 28, 2009.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses equal 1.50% until February 29, 2000, and 2.00% from March 1, 2000 to February 28, 2009. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

                 1 Year      3 Years     5 Years      10 Years
                 ------      -------     -------      --------

Class A           $710       $1,123      $1,556        $2,777

* This Example assumes purchase of shares at the maximum sales charge. The sales charge is waived for certain investors (see page 9 of the Prospectus). For shares purchased at net asset value, without any sales charge, under the same assumptions as set forth in the Example, the respective 1 year, 3 year, 5 year, and 10 year costs would be $153, $581, $1,040, and $2,336.

Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Fund at 800-539-FUND.


                                  VL-VLF-SUP1